EXHIBIT 10.2

     FORM OF LETTER OF TRANSMITTAL TO BE USED BY DEBENTUREHOLDERS TO TENDER
                        DEBENTURES IN THE EXCHANGE OFFER
                              LETTER OF TRANSMITTAL

        To Convert 10-1/2% Subordinated Debentures due December 31, 1997

             Pursuant to the Exchange Offer dated December____, 1996
                                       by

                          FORTUNE PETROLEUM CORPORATION
                             A Delaware Corporation

IMPORTANT: This letter and Your Debenture Certificates, in Proper Form for
           Transfer, Must Be Received by the Chief Financial Officer of the Company by 5:00 P.M., Houston, Texas Time, on January______, 1997 (the "Termination Date").

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                   HOUSTON, TEXAS TIME, ON JANUARY ____, 1997,
                          UNLESS THE OFFER IS EXTENDED

                ANY QUESTIONS REGARDING THE EXCHANGE OFFER SHOULD
                   BE DIRECTED TO EITHER OF THE CO-CONVERSION
                                     AGENTS:

          MS. CYNTHIA KEEFOVER            OR             MR. BRENT W. BERRY
             Vice President                                Branch Manager
        TOLUCA PACIFIC SECURITIES                      BROOKSTREET SECURITIES
               CORPORATION                                   CORPORATION
             (818)  955-6444                               (800) 466-8658

        PROPERLY EXECUTED LETTERS OF TRANSMITTAL, DEBENTURE CERTIFICATES,
                        AND ANY OTHER REQUIRED DOCUMENTS
                        SHOULD BE MAILED OR DELIVERED TO:

                          FORTUNE PETROLEUM CORPORATION
                 ATTN: J. Michael Urban, Chief Financial Officer
                               One Commerce Green
                          515 W. Greens Road, Suite 720
                              Houston, Texas 77067

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY DEBENTUREHOLDERS WHO WISH TO TENDER THEIR DEBENTURES.

   Debentureholders who wish to tender their Debentures, but whose certificates for Debentures are not immediately available, or who cannot deliver either the certificates for their Debentures and all other documents required hereby to the Company on or prior to the Expiration Date, should immediately call either Co-Conversion Agent.

FORTUNE PETROLEUM CORPORATION
One Commerce Green
515 W. Greens Road, Suite 720
Houston, Texas  77067

ATTN:   J. Michael Urban
        Chief Financial Officer

        RE: Exchange of 10-1/2% Subordinated Convertible Debentures

GENTLEMEN:

      The undersigned hereby accepts the offer of Fortune Petroleum Corporation (the "Company"), contained in its Exchange Offer, dated December _____, 1996 (the "Exchange Offer"), to convert the 10-1/2% Subordinated Convertible Debentures, due December 31, 1997 (the "Debentures"), into Common Stock, $.01 par value per share ("Common Stock") and Common Stock Purchase Warrants ("Exchange Warrants"), according to the terms and conditions therein and herein set forth, and hereby deposits with the Company (hereinafter referred to as "you"), at the address set forth above, the following certificates representing such Debentures:

  ---------------------------------------------------

          DESCRIPTION OF DEBENTURES TENDERED
  ---------------------------------------------------
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      Name(s) and Address(es) of                                     Total
         Registered Owner(s)                          Total        Number of
  (Please Fill in Exactly as Name(s)                Number of     Debentures
              Appear(s)                            Debentures      Tendered
       on Debenture Certificate)       CertificateEvidenced by   for Exchange
               (Note 2)                  Number    Certificate     (Note 1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Note 1:  Unless otherwise indicated in this column., it will be assumed that all Debentures represented by certificates being delivered and listed are being tendered hereby to the Company

Note 2: The names and addresses of the registered holders should be printed above exactly as they appear on the Debenture Certificates tendered hereby. The certificates and number of Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes. If space is inadequate, certificate numbers and number of Debentures may be listed on a separate schedule and affixed hereto.)

Page 2
Letter of Transmittal
Subordinated Convertible Debentures
Fortune Petroleum Corporation

      The undersigned understands, according to the Exchange Offer, that the Company may not be required to exchange any of the Debentures tendered hereby without the appropriate delivery of the certificates evidencing Debentures by the registered Debentureholders, no later than the Termination Date of the Offer, and by not less than 80% of the face amount of all outstanding Debentures. In the event the Company does not accept the Debentures tendered herein, the certificates enclosed herewith, together with any associated Future Interest (as defined below) remitted by the Debentureholder to the Company, shall be returned by prepaid, insured mail, to the undersigned, at the address set forth below, or as indicated in the box marked "Special Delivery Instructions". The undersigned is not liable for any portion of your compensation or expenses as agent, and is not to be charged transfer taxes on the exchange of Debentures being tendered hereby. The undersigned accordingly understands and agrees that you shall not be liable hereunder for any act or omission.

      The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign, exchange and transfer the above described Debentures tendered hereby and all interest payments attributable thereto that are payable after July 1, 1996 (the "Future Interest"), and that when such Debentures are accepted by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Future Interest, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Debentures and Future Interest will be subject to any adverse claim. The undersigned shall, upon request, execute and deliver any and all additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment transfer or exchange of the aforementioned Debentures tendered hereby, and all Future Interest. In addition, the undersigned shall remit and transfer promptly to the Company, all Future Interest paid to the Debentureholder in respect of the Debentures tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges, as owner, of such Future Interest, and may deduct from the Common Stock to be exchanged in the Exchange Offer, the amount or value of any Future Interest, which has been paid to the Debentureholder as of the date this offer is accepted, but which has not been remitted to the Company as of such date.

      The undersigned understands, according to the Exchange Offer, that the Common Stock received by the Debentureholders who convert, including any Common Stock received in connection with exercising the Exchange Warrants, will not be tradeable during the first ninety (90) days following the Closing Date as defined in the Exchange Offer.

      You are authorized and instructed to deliver the above-described certificates, together with accompanying evidences of authority, against receipt by you, as agent of the undersigned, of the Common Stock and Exchange Warrants and, in the event of fractional shares, cash, all as set forth in the Exchange Offer.

      Please mail the check, if applicable, the Common Stock certificates, and Exchange Warrant certificates to the undersigned or as indicated under "Special Payment Instructions." (See Instruction 4.)

      By execution of this Letter of Transmittal, the undersigned hereby sells, assigns, exchanges and transfers, to the Company, the principal amount of Debentures of the Company and all such Future Interest tendered against receipt of the Common Stock, the Exchange Warrants and payment for any fractional shares therefor, as above stated, and does hereby irrevocably constitute and appoint the Chief Financial Officer of the Company, the true and lawful attorney of the undersigned to transfer said Debentures on the books of the Company with full power of substitution in the premises.

      All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon his or her heirs, personal representatives and assigns.

Page 3
Letter of Transmittal
Subordinated Convertible Debentures
Fortune Petroleum Corporation
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    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS

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To be completed ONLY if Common Stock        To be completed ONLY if certificates
certificates, Exchange Warrants             which are not purchased are to be
certificates and cash proceeds for          returned to someone other than the
fractional shares, if any, are to be        registered holder(s):
paid or sent to someone other than the
registered holder(s):
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NAME:_______________________________      NAME:_________________________________
                Please Print                             Please Print

ADDRESS:____________________________      ADDRESS:______________________________


--------------------------------------    --------------------------------------


---------------------------------------   --------------------------------------
                            (Zip Code)                                (Zip Code)

--------------------------------------------------------------------------------
Taxpayer Identification or Social            Taxpayer Identification or Social
        Security Number                              Security Number
--------------------------------------------------------------------------------

Guarantor Signs here:                  Debentureholder(s) sign here:
(See Instruction 5)                    (Also, please complete substitute Form
                                       W-9 included herein)

---------------------------------      -----------------------------------------
(Authorized signatory of Guarantor)         (Signature of Debentureholder)

Name:____________________________      _________________________________________
            (Please Print)             (Name of Debentureholder - Please Print)
Name of
Firm:____________________________     _________________________________________
                                       (Social Security No. of owner)

Address:_________________________     _________________________________________
                                        (Signature  of  Joint  Debentureholder,
                                         if any)
        _________________________     _________________________________________
                       (Zip Code)       (Name of Joint Owner - Please Print)

                                      _________________________________________
                                       (Social Security No. of Joint Owner)
Ph. No.:_________________________
                                      Ph. No.:__________________________________

Date:____________________________, 1996   Date:___________________________, 1996

(Please type or print and be certain to (Must be signed by registered holder(s)
include Guarantor's address and phone   exactly as name appears on
number.)                                certificate(s) or by person(s)
                                        authorized to become registered
(Guarantor must be a commercial bank    holder(s) by certificates and documents
or trust company or a firm which is a   transmitted.)
member of the National Association of
Securities Dealers, Inc.)

                                  INSTRUCTIONS

             THESE INSTRUCTIONS ARE PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER:

1. Complete all the information in the Letter of Transmittal. If you have any questions, please call Mr. Brent W. Berry, Branch Manager of Brookstreet Securities Corporation, at (800) 466-8658, or Ms. Cynthia Keefover, Vice President, Toluca Pacific Securities Corporation, at (818) 955-6444.

2. Any Debentureholder who wants to assign to any other Debentureholder of the Company, his right to accept this Offer, should contact Mr. Berry at
      (800) 466-8658. Upon request, any such Debentureholder will receive an Assignment of Acceptance Rights form for this purpose.

3. Complete the box marked "Special Payment Instructions" only if delivery of the Common Stock, Exchange Warrants and payment for any fractional shares is to be made to a person other than the registered holder(s).

4. Complete the box marked "Special Payment Instructions" only if the certificate(s) are to be delivered to a person other than the registered holder(s) in the event that all or a portion of the Debentures are not accepted for exchange.

5. Sign and date the Letter of Transmittal. Your signature must be guaranteed as indicated in the Letter of Transmittal. If the Letter of Transmittal is executed by an executor, administrator, trustee, guardian, attorney-in-fact, corporate officer or other person(s) acting in a fiduciary or representative capacity, enclose proper documentary evidence of the appointment and authority of such person(s) to act. The adequacy of such evidence must be established to the satisfaction of the Company. Questions regarding such evidence should be referred to the Company. If a certificate is in the name of more than one holder, all persons named in the certificate must sign. Signatures(s) must correspond exactly to the name(s) on the certificate(s) or instruments of transfer. If any Debentures are registered in different ways on different Debenture certificates, such Debentureholders must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of his or her Debentures.

6. The Letter of Transmittal itself will constitute a sufficient stockpower and assignment covering the Debentures tendered, and, accordingly, Debenture certificates should NOT be endorsed or accompanied by stock powers. In --- cases where payment for any Debentures is to be made to a person other than the registered holder(s), Debenture certificates must be properly endorsed or accompanied by a properly executed stock power, the signature(s) in either case being guaranteed by a commercial bank or trust company or by a firm which is a member of the National Association of Securities Dealers, Inc.

7. Debentureholders may mail or deliver the Letter of Transmittal and Debenture certificates to the Company. Delivery should be made to Mr. J. Michael Urban, CFO, Fortune Petroleum Corporation, One Commerce green, 515
      W. Greens Road, Suite 720, Houston, Texas 77067.

8. The method of delivery of the Letter of Transmittal, Debenture certificates, and documents, if any, is at the option and risk of the holder. If delivery is by mail, it is suggested that insured, registered mail, and Return Receipt Requested, be used.

9. To be acceptable, tenders must be received by the Company no later than 5:00 p.m., Houston, Texas time, January______, 1997. Defective tenders received before such time will be accepted if the defects are cured before the expiration of the tender period. The Company shall not be under any duty to give notification of defects in such tenders or incur any liability for failure to give such notification. The Company has the absolute right to reject any or all tenders not in proper form or to waive any conditions of the Exchange Offer. The Company's interpretation of the terms and conditions of the Offer, including these instructions, will be final.

10.   No alternative, conditional or contingent tenders will be accepted.

Page 2
INSTRUCTIONS - Letter of Transmittal
Subordinated Convertible Debentures
Fortune Petroleum Corporation

11.   WAIVER OF CONDITIONS.

      The conditions to the Exchange Offer may be waived by the Company in whole or in part at any time, and from time to time in its sole discretion.

12.   QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions and requests for assistance may be directed to the Conversion Agent at the telephone numbers set forth below. Additional copies of the Exchange Offer Prospectus and this Letter of Transmittal may be obtained from the Conversion Agent.

13.   SUBSTITUTE FORM W-9.

      Each tendering Debentureholder is required to provide the Company with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Debentureholder is not subject to backup withholding of federal income tax. If a tendering Debentureholder has been notified by the Internal Revenue Service that such Debentureholder is subject to backup withholding, such Debentureholder must cross out item (2) of Part II of the Certification box of the Substitute Form W-9, unless such Debentureholder has since been notified by the Internal Revenue Service that such Debentureholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Debentureholder to 31% federal income tax withholding on the cash payments made to Debentureholder in lieu of fractional shares. If the tendering Debentureholder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Debentureholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Company is not provided with a TIN within 60 days, the Company will withhold 31% on all cash payments made to Debentureholders in lieu of fractional shares until a TIN is provided to the Company.

14.   LOST, DESTROYED OR STOLEN CERTIFICATES.

      If any certificate representing Debentures has been lost, destroyed or stolen, the Debentureholder should promptly notify the Conversion Agent. The Debentureholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

Page 3
INSTRUCTIONS - Letter of Transmittal
Subordinated Convertible Debentures
Fortune Petroleum Corporation

                              IMPORTANT TAX INFORMATION

   Under the federal income tax law, a Debentureholder, whose tendered Debentures are accepted for payment, is required, by law, to provide the Company, (as payer), with such Debentureholder's correct TIN on Substitute Form W-9 below. If such Debentureholder is an individual, the TIN is such Debentureholder's social security number. If the Company is not provided with the correct TIN, the Debentureholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Debentureholder with respect to Debentures exchanged, pursuant to the Exchange Offer, may be subject to backup withholding of 31%.

   Certain Debentureholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Company is required to withhold 31% of any payments made to the Debentureholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a Debentureholder pursuant to the Exchange Offer, the Debentureholder is required to notify the Company of such Debentureholder's correct TIN by completing the form below certifying that:

      (a) the TIN provided on Substitute Form W-9 is correct (or that such Debentureholder is awaiting a TIN); and

      (b) (i) such Debentureholder has not been notified by the Internal Revenue Service that such Debentureholder is subject to backup withholding as a result of failure to report all interest or dividends, or

           (ii) the Internal Revenue Service has notified such Debentureholder that such Debentureholder is no longer subject to backup withholding.

What Number to Give the Company

      The Debentureholder is required to give the Company the social security number or employer identification number of the record holder of the Debentures tendered hereby. If the Debentures are in more than one name, or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering Debentureholder has not been issued a TIN, and has applied for a number or intends to apply for a number in the near future, the Debentureholder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9. If "Applied For" is written in Part I, and the Company is not provided with a TIN within 60 days, the Company will withhold 31% of all payments to such Debentureholder(s) until a TIN is provided to the Company.

Page 4
INSTRUCTIONS - Letter of Transmittal
Subordinated Convertible Debentures
Fortune Petroleum Corporation

      The Letter of Transmittal, certificates for Debentures, and any other required documents should be sent or delivered, either on or prior to the Expiration Date of the Exchange Offer, by each Debentureholder, to the Company at the address set forth below:

                          FORTUNE PETROLEUM CORPORATION
                               One Commerce Green
                         515 West Greens Road, Suite 720
                              Houston, Texas 77067
                             ATTN: J. Michael Urban
                             Chief Financial Officer

      Questions and requests for assistance may be directed to the Conversion Agent at the telephone number listed below. Additional copies of the Exchange Offer Prospectus, the Letter of Transmittal, and other tender offer materials may be obtained from either Co-Conversion Agent, as set forth below, and will be furnished promptly at the Company's expense.

                      TOLUCA PACIFIC SECURITIES CORPORATION
                                 (818) 955-6444
                           ATTN: Ms. Cynthia Keefover
                                 Vice President
                                       OR
                       BROOKSTREET SECURITIES CORPORATION
                                 (800) 466-8658
                            ATTN: Mr. Brent W. Berry
                                 Branch Manager

             ALL TENDERING DEBENTUREHOLDERS MUST COMPLETE THE FOLLOWING:
            -------------------------------------------------------------------

                  PAYER'S NAME: FORTUNE PETROLEUM CORPORATION, As Agent
            -------------------------------------------------------------------
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                            Part     I    -     Taxpayer
                            Identification  Number - For
                            all     accounts,      enter
                            taxpayer     identi-fication
                            number   in   the   box   at
                            right.       (For       most
                            individuals,  this  is  your
                            social security  number.  If
                            you  do not  have a  number, _______________________
                            see  "Obtaining a Number" in      Social Security
                            the  enclosed   guidelines.)         Number(s)
                            Certify   by   signing   and
                            dating below.                             OR
         SUBSTITUTE
          Form W-9          Note:  If the  account is in
                            more than one name,  see the ______________________
                            chart in the enclosed        Employer Identification
  Department of the         Guidelines to determine            Number
  Treasury                  which number to give the     (If awaiting TIN, write
  Internal Revenue Service  payer.                              "Applied For")
                            ----------------------------------------------------

      Part II - For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein. CERTIFICATION: Under penalties of perjury, I certify that:

            (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

            (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service (the `IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                            Part III - Awaiting TIN [____]

                            Part IV -  Exempt TIN   [____]

      CERTIFICATE INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to Payer's Request for backup withholding, you received another notification Taxpayer from the IRS that you are no longer subject to backup Identification Number withholding, do not cross out item (2). (Also, see ("TIN") instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

Signature______________________________________________________Date_____1996

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART III OF SUBSTITUTE FORM W-9.

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                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Company, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

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Signature                                      Date

-------------------------------------------------------------
Name  (Please Print)

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
         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. - Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. \00-0000000. The table below will help determine the number to give the payer.
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                                             Give the
For this type of account:                    SOCIAL SECURITY
                                             number of-
---------------------------                  -------------------------------

1. An individual's account                   The individual

2. Two or more individuals                   The actual owner of
   (joint account)                           the account, or, if
                                             combined funds, any
                                             one of the individuals(1)

3. Husband and wife                          The actual owner of the
   (joint account)                           account, or, if joint
                                             funds, either person (1)

4. Custodian account of a minor              The minor (2)
   (Uniform Gift to Minors Act)

5. Adult and minor (joint                    The adult or, if the
   account)                                  minor is the only con-
                                             tributor, the minor (1)

6. Account in the name of guardian           The ward, minor or
   or committee for a designated             incompetent person
   ward, minor or incompetent
   person

7. (a)  The usual revocable savings          The grantor - trustee(1)
          trust account (grantor is also
          trustee)
   (b)  So-called trust account that is      The actual owner (1)
         not a legal or valid trust under
          State law.

8. Sole proprietorship account               The owner (4)

                                             Give the EMPLOYER
For this type of account:                    IDENTIFICATION
                                             number of -
--------------------------                   --------------------------------

9. A valid trust, estate, or pension         The legal entity (Do
   trust                                     not furnish the identi-
                                             fying number of the
                                             personal representa-
                                             tive or trustee unless
                                             the legal entity itself
                                             is not designated in
                                             the account title.)(5)

10.Corporate account                         The corporation

11.Religious, charitable, or                 The organization
   educational organization
   account

12.Partnership account held in               The partnership
   the name of the business

13.Association, club, or other               The organization
   tax-exempt organization

14.A broker or registered nominee            The broker or
                                             nominee

15.Account with the Department               The public entity
   of Agriculture in the name of a
   public entity (such as a State
   or local government, school
   district or prison) that receives
   agricultural program payments.
--------------------------------------------------------------------------------

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(5) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9
             Section references are to the Internal Revenue Service
                       Code of 1986, as amended (Page 2)

PURPOSE OF SUBSTITUTE FORM W-9

   The Purchaser is required to file an information return with the IRS, and consequently, must get your correct TIN to report income paid to you. Use Substitute Form W-9 to give your correct TIN to the Depositary, and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from Backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

WHAT IS BACKUP WITHHOLDING?

   Under certain conditions, the Purchaser or the Depositary must withhold and pay to the IRS 31% of payments made to you pursuant to the Offer. This is called "backup withholding". Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real Estate transactions are not subject to backup withholding.

   If you give the Depositary your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

      1.    You do not furnish your TIN to the Depositary, or

      2.    The IRS tells the Purchaser that you furnished an incorrect TIN, or

      3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only, or

      4. You do not certify to the Depositary that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

      5. You do not certify your TIN. See the Part III instructions below for exceptions.

   Certain payees and payments are exempt from backup withholding and information reporting. See the Part II instructions below.

How to Get a TIN

   If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from you local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

   If you do not have a TIN, write "Applied For" in the space for the TIN in
Part 2 of Substitute Form W-9, complete the certification, sign and date the form (an "Awaiting TIN Certification"), and give it to the Depositary. Backup withholding, if applicable, will begin 7 days after the Depositary receives an Awaiting TIN Certification and will continue until you furnish your TIN. If within 60 days the Depositary receives your TIN on a new IRS Form W-9 or copy of the Substitute Form W-9 provided herewith, the Depositary will return amounts withheld through the date such IRS Form W-9 or Substitute Form W-9 is received.

NOTE: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form and give it to the Depositary.

PENALTIES

Failure to Furnish TIN. - If you fail to furnish your correct TIN to the Depositary, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TIN's. - If either the Depositary or the Purchaser discloses or uses TIN in violation of Federal law, the Depositary of the Purchaser, as the case may be, may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS
Name. - If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name. Sole Proprietor. - You must enter your individual name. (Enter either your SSN or EIN in Part 2.) You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4. Part I - Taxpayer Identification Number (TIN)

If you are a sole proprietor, you may enter your SSN or EIN. Also, see the chart below for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How to Get a TIN above.

Part II - For Payees Exempt from Backup Withholding

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN and write "Exempt" I Part 2, and sign and date the form.

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transaction, listed payees (1) through (13), and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.

Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transaction, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under section 403(b)(7).

(3)  The United States or any of its agencies or instrumentalities.

(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)  An international organization or any of its agencies or instrumentalities.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission

(10) A real estate investment trust

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a)

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Depositary a completed Form W-8 Certificate of Foreign Status.

Part III - Certification

For a joint account, only the person whose TIN is shown in Part 2 should sign.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income, paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

FOR ADDITIONAL INFORMATION CONTACT YOU TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.